EXHIBIT 99.1

The Phoenix Companies, Inc.
Financial Supplement

Wall Street Coverage
Firm	Analyst	Transfer Agent and Registrar
Credit Suisse Securities (USA)	Tom Gallagher	For information or assistance regarding your account, please contact our transfer agent and registrar:
FBR	Randy Binner	The Phoenix Companies, Inc. C/O Computershare
JP Morgan	Jimmy Bhullar	P.O. Box 358015, Pittsburgh, PA 15258
Langen McAlenney	Robert Glasspiegel	Toll-free: 1-800-490-4258 Int'l: 201-680-6823
Raymond James & Associates	Steven Schwartz	TDD: 800-231-5469, Int'l TDD: 201-680-6610

For More Information
To receive additional information, including financial supplements and Securities and Exchange Commission filings along with access to other shareholder services, visit the Investor Relations Section on our Web site at Phoenixwm.com or contact our Investor Relations Department at:

Shareholder Information
Security Listings		The Phoenix Companies, Inc.
The common stock of The Phoenix Companies, Inc. is traded on the New York Stock Exchange (NYSE) under the symbol		Investor Relations One American Row
"PNX." Our 7.45 percent bond is traded on the NYSE under the symbol "PFX."		P.O. Box 5056, Hartford, CT 06102-5056
Phone: 1-860-403-7100
Fax: 1-860-403-7880
e-mail: pnx.ir@phoenixwm.com

For more information on our products and services, call your Phoenix representative or visit our Web site at Phoenixwm.com.

Operating  income, as well as components  of and financial measures  derived from operating income, are non-GAAP  financial measures.   Management believes that these measures  provide investors  with additional  insight into the underlying  trends in our operations. In addition,  these are internal performance measures we use in the management of our operations, including  our compensation plans and planning processes.  Operating  income is calculated  by excluding  realized investment  gains (losses) and related deferred acquisition  cost amortization, tax and other offsets as their amount and timing may be subject to management’s investment  decisions.  This adjustment  includes changes related to fixed indexed annuity options purchased  to fund the annual index credits as they fluctuate from quarter to quarter based upon the changes  in fair value. Also excluded  from net income are changes  related to fixed indexed annuity embedded derivatives as they vary from quarter to quarter based upon assumptions used to discount liabilities. Operating  income is also adjusted to include amortization  of option premium and proceeds  received upon options expiring specific to fixed indexed annuities.  Certain other items may also be excluded  from operating income if, in our opinion, they are not indicative of overall operating trends.  The criteria used to identify an item that will be excluded from operating income include:  whether the item is infrequent  and is material to our income; or whether it results from a change in regulatory  requirements, or relates to other unusual circumstances. Items excluded  from operating  income may vary from period to period.  Because  these items are excluded  based on our discretion, inconsistencies in the application of our selection  criteria may exist.  Some of these items may be significant  components of net income in accordance  with GAAP and may differ from similarly titled measures  of other companies.   Accordingly, our non-GAAP  financial measures should not be considered  as substitutes for net income or measures  that are derived from or incorporate net income. Therefore,  investors  should evaluate  both GAAP and non-GAAP financial measures when reviewing  our performance.

Total operating return on equity (“ROE”) is an internal performance measure used in the management of our operations,  including our planning processes. Our management believes that this measure  provides  investors  with a useful metric to assess our performance and the effectiveness of our use of historic capital. ROE is calculated  by dividing (i) total operating income, by (ii) average equity, excluding  accumulated OCI, FIN 46-R and discontinued operations.

The Phoenix Companies, Inc.
Financial Supplement
June 2012 (unaudited)

Table of Contents

Financial Highlights	1
Consolidated Income Statement	2
Alternate Operating Income Statement Details excluding Regulatory Closed Block	4
Closed Block Assets and Liabilities	6
Variable Universal Life Funds Under Management	8
Universal Life / Interest Sensitive Funds Under Management	10
Life Sales	12
Annuity Funds Under Management and Annuity Supplementary Information	14
Fixed Indexed Annuity Funds Under Management	16
Deferred Policy Acquisition Costs	18
Consolidated Statement of Income - GAAP Format	20
Condensed Consolidated Balance Sheet - Preliminary	22
General Account Investment Portfolio Summary	23
General Account GAAP Net Investment Income Yields	24
General Account Realized Investment Gains and Losses	26
Impacts of Adoption of Accounting Standards Updated No. 2010-26	28

The Phoenix Companies, Inc.
Financial Highlights
Second Quarter 2012 (unaudited)
(amount in millions, except per share data)

For the Period Ended:	June	December 31,
	2012	2011	2010	2009	2008
Balance Sheet Information
General account invested assets	$15,880.8	$15,362.0	$14,288.7	$13,736.9	$13,595.7
Separate account assets	3,336.8	3,817.6	4,416.8	4,418.1	3,860.1
Total assets	21,194.8	21,285.1	20,884.5	24,316.8	25,587.5
Indebtedness	426.9	426.9	427.7	428.0	458.0
Total stockholders' equity	946.6	958.0	943.0	845.7	624.4
Total stockholders' equity, excluding other accumulated OCI and FIN 46-R	$1,071.5	$1,092.8	$1,045.7	$1,020.1	$1,406.7
Debt to total capitalization (1)	28.5%	28.1%	29.0%	29.6%	24.6%
Book value per share	$8.16	$8.24	$8.12	$7.31	$5.46
Book value per share, excluding other accumulated OCI	$9.24	$9.40	$9.01	$8.82	$12.30
Book value per share, excluding other accumulated OCI and FIN 46-R	$9.24	$9.40	$9.01	$8.82	$12.30
Period-end common shares outstanding	116.0	116.3	116.1	115.7	114.4

Indebtedness:
Surplus notes	$174.2	$174.2	$174.1	$174.1	$174.1
Senior unsecured bonds - due 2032	252.7	252.7	253.6	253.9	283.9
Total indebtedness	$426.9	$426.9	$427.7	$428.0	$458.0

Statutory Financial Data for Phoenix Life Insurance Company (2)
Capital, surplus and surplus notes	$839.3	$728.8	$658.5	$517.2	$758.9
Asset valuation reserve (AVR)	119.5	116.9	104.7	57.0	94.4
Capital, surplus, surplus notes and AVR	$958.8	$845.7	$763.2	$574.2	$853.3
Policyholder dividend liability	$224.9	$223.1	$256.6	$312.6	$324.2
Interest maintenance reserve	$(56.5)	$(57.6)	$(58.0)	$(45.8)	$(44.2)
Statutory gain from operations	$68.9	$130.5	$147.8	$29.2	$53.4
Statutory net income (loss)	$63.4	$95.0	$139.8	$(59.9)	$(82.3)

(1)	This debt to total capitalization is based on total stockholders' equity, excluding other accumulated OCI and FIN 46-R.

(2)
Phoenix Life Insurance Company is required to file financial statements with state regulatory authorities prepared on an accounting basis prescribed or permitted by the Insurance Department of the State of New York. June 2012 amounts are preliminary.

The Phoenix Companies, Inc.
Consolidated Income Statement
Second Quarter 2012 (unaudited)
(amount in millions, except per share data)

	June		December 31,
	2012	2011	2011	2010	2009	2008
Consolidated Income Statement

Premiums (1)	$204.5	$220.3	$459.1	$521.4	$583.9	$665.1
Fee income	283.7	308.4	597.1	630.2	648.1	600.9
Net investment income	428.1	412.6	809.3	844.0	785.8	906.5
Total revenue	916.3	941.3	1,865.5	1,999.6	2,017.8	2,172.4
Policy benefits and increase in policy liabilities (1)	509.6	531.2	1,081.9	1,088.7	1,178.2	1,261.0
Policyholder dividends	146.5	135.7	246.5	300.4	267.3	327.7
Policy acquisition cost amortization	93.1	93.7	171.1	248.5	208.6	315.5
Interest expense on indebtedness	15.9	15.9	31.8	31.7	33.1	36.7
Operating expenses	122.4	118.9	246.6	293.5	314.2	340.4
Total benefits and expenses	887.5	895.4	1,777.9	1,962.8	2,001.4	2,281.3
Pre-tax operating income (loss) (2)	28.8	45.9	87.6	36.8	16.4	(108.9)
Income tax expense (benefit)	22.0	13.6	6.0	7.5	239.5	(184.4)
Operating income (loss) (2)	6.8	32.3	81.6	29.3	(223.1)	75.5
Net realized investment losses (3)	(19.6)	(11.3)	(11.9)	(15.0)	(53.3)	(88.7)
Fixed Indexed Annuity Derivatives (3)	(1.7)	---	---	---	---	---
Earnings on CDO's consolidated under FIN-46R	---	---	---	---	---	(4.2)
Discontinued operations	(6.8)	(2.2)	(22.0)	12.0	(123.0)	(549.2)
Net income (loss)	$(21.3)	$18.8	$47.7	$26.3	$(399.4)	$(566.6)

Earnings Per Share
Basic
Weighted-average shares outstanding	116.3	116.3	116.3	116.3	116.5	114.4
Total operating income (loss) per share	$0.06	$0.28	$0.70	$0.25	$(1.92)	$0.66
Net income (loss) per share	$(0.18)	$0.16	$0.41	$0.23	$(3.43)	$(4.95)

Diluted
Weighted-average shares outstanding and dilutive potential common shares	116.3	117.8	117.7	116.3	116.5	114.4
Total operating income (loss) per share	$0.06	$0.27	$0.69	$0.25	$(1.92)	$0.66
Net income (loss) per share	$(0.18)	$0.16	$0.41	$0.23	$(3.43)	$(4.95)

(1)
Prior period amounts have been revised to reflect the correction of an error related to the historical presentation of ceded premiums related to certain reinsurance contracts within the Closed Block. The adjustments reflect the reclassification of ceded premiums from benefits and reserves to revenue. There was no impact to net income (loss), stockholders' equity, or earnings per share.

(2)
Beginning in the second quarter of 2012, operating income and measures derived from operating income include certain adjustments related to fixed indexed annuity derivatives in order to better reflect the economics of this line of business. Periods prior to the first quarter of 2012 have not been revised as adjustments for those periods were not significant.

(3)	Adjustments include the related deferred acquisition cost amortization, policyholder dividend obligation and tax offsets.

The Phoenix Companies, Inc.
Consolidated Income Statement
Second Quarter 2012 (unaudited)
(amount in millions, except per share data)

Quarters ended

	2011				2012
	March	June	September	December	March	June
Consolidated Income Statement

Premiums	$111.0	$109.3	$117.4	$121.4	$100.2	$104.3
Fee income	153.8	154.6	147.6	141.0	146.6	137.2
Net investment income	201.3	211.2	198.3	198.4	209.8	218.2
Total revenue	466.1	475.1	463.3	460.8	456.6	459.7
Policy benefits and increase in policy liabilities	260.4	270.8	267.8	282.9	255.4	254.3
Policyholder dividends	65.3	70.4	53.0	58.0	65.5	80.9
Policy acquisition cost amortization	50.9	42.7	46.0	31.3	46.4	46.8
Interest expense on indebtedness	7.9	7.9	7.9	7.9	7.9	7.9
Operating expenses	59.7	59.2	57.6	70.1	60.5	61.9
Total benefits and expenses	444.2	451.0	432.3	450.2	435.7	451.8
Pre-tax operating income (loss) (1)	21.9	24.1	31.0	10.6	20.9	7.9
Income tax expense (benefit)	(2.6)	16.2	(9.0)	1.5	15.1	6.9
Operating income (loss) (1)	24.5	7.9	40.0	9.1	5.8	1.0
Net realized investment losses (2)	(19.4)	8.0	7.5	(8.0)	(14.1)	(5.5)
Fixed Indexed Annuity Derivatives (2)	---	---	---	---	0.7	(2.4)
Discontinued operations	(1.5)	(0.7)	(4.7)	(15.1)	(0.5)	(6.3)
Net income (loss)	$3.6	$15.2	$42.8	$(14.0)	$(8.1)	$(13.2)

Earnings Per Share
Basic
Weighted-average shares outstanding	116.2	116.3	116.3	116.3	116.3	116.2
Total operating income per share	$0.21	$0.07	$0.34	$0.08	$0.05	$0.01
Net income (loss) per share	$0.03	$0.13	$0.37	$(0.12)	$(0.07)	$(0.11)

Diluted
Weighted-average shares outstanding and
dilutive potential common shares	117.7	117.8	117.8	116.3	116.3	116.2
Total operating income per share	$0.21	$0.07	$0.34	$0.08	$0.05	$0.01
Net income (loss) per share	$0.03	$0.13	$0.36	$(0.12)	$(0.07)	$(0.11)

(1)
Beginning in the second quarter of 2012, operating income and measures derived from operating income include certain adjustments related to fixed indexed annuity derivatives in order to better reflect the economics of this line of business. Periods prior to the first quarter of 2012 have not been revised as adjustments for those periods were not significant.

(2)	Adjustments include the related deferred acquisition cost amortization, policyholder dividend obligation and tax offsets.

The Phoenix Companies, Inc.
Alternate Operating Income Statement
Details excluding Regulatory Closed Block
Second Quarter 2012 (unaudited)
($ in millions)

	June		December 31,
	2012	2011	2011	2010	2009	2008

Premiums	$15.6	$13.4	$34.4	$29.8	$37.1	$46.6
Cost of insurance charges	213.5	231.0	452.3	475.5	491.2	434.7
Other fees	63.8	68.6	129.7	136.8	130.0	151.1
Surrender charges	6.4	8.8	15.1	17.9	26.9	15.1
Net investment income on assets backing liabilities	176.1	164.5	333.8	312.8	330.2	358.8
Net investment income on assets backing surplus	17.2	12.4	24.2	32.9	(2.2)	24.5
Total revenue	492.6	498.7	989.5	1,005.7	1,013.2	1,030.8

Benefits paid	208.0	238.3	401.8	515.7	804.7	462.6
Increases (decreases) in reserves	(14.3)	(46.8)	(11.0)	(177.1)	(434.3)	(100.4)
Interest on policyholder funds	60.0	60.5	116.5	124.2	136.2	152.0
Derivative cost	7.4	---	---	---	---	---
Derivative proceeds	(3.4)	---	---	---	---	---
Policyholder dividends	0.1	0.2	0.3	0.3	0.4	0.6
Interest expense on indebtedness	15.9	15.9	31.8	31.7	33.1	36.7
Commissions and sales incentives, net of deferrals	11.9	12.4	24.9	26.5	21.9	39.7
Operating expenses, net of deferrals	102.0	99.4	207.4	235.4	285.3	291.8
Reinsurance allowance, net of deferrals	0.3	(2.0)	(3.5)	5.8	(5.7)	(13.0)
Premium taxes	5.5	6.2	12.4	15.4	9.4	16.8
Policy acquisition cost amortization	93.1	93.7	171.1	248.5	208.6	315.5
Total benefits and expenses	486.5	477.8	951.7	1,026.4	1,059.6	1,202.3
Pre-tax operating income (loss) excl. regulatory closed block	6.1	20.9	37.8	(20.7)	(46.4)	(171.5)
Pre-tax operating income - regulatory closed block	22.7	25.0	49.8	57.5	62.7	62.7
Total pre-tax operating income (loss)	28.8	45.9	87.6	36.8	16.3	(108.8)
Income tax expense (benefit)	22.0	13.6	6.0	7.5	239.4	(184.4)
Total operating income (loss)	$6.8	$32.3	$81.6	$29.3	$(223.1)	$75.6

The Phoenix Companies, Inc.
Alternate Operating Income Statement
Details excluding Regulatory Closed Block
Second Quarter 2012 (unaudited)
($ in millions)

Quarters ended

	2011				2012
	March	June	September	December	March	June

Premiums	$7.8	$5.6	$11.5	$9.5	$8.4	$7.2
Cost of insurance charges	116.1	114.9	113.0	108.3	108.2	105.3
Other fees	33.6	35.0	31.6	29.5	34.1	29.7
Surrender charges	4.1	4.7	3.0	3.3	4.3	2.2
Net investment income on assets backing liabilities	80.6	83.9	82.3	87.1	86.3	89.8
Net investment income on assets backing surplus	3.1	9.3	6.6	5.1	9.7	7.5
Total revenue	245.3	253.4	248.0	242.8	251.0	241.7

Benefits paid	114.4	123.9	80.5	83.0	91.8	116.2
Increases (decreases) in reserves	(24.5)	(22.2)	10.3	25.5	4.4	(18.7)
Interest on policyholder funds	29.0	31.6	28.4	27.6	30.1	29.9
Derivative cost	---	---	---	---	3.6	3.8
Derivative proceeds	---	---	---	---	(1.7)	(1.7)
Policyholder dividends	0.1	0.1	0.1	0.1	0.1	0.1
Interest expense on indebtedness	7.9	7.9	7.9	7.9	7.9	7.9
Commissions and sales incentives, net of deferrals	5.9	6.5	6.2	6.3	6.0	5.9
Operating expenses, net of deferrals	50.3	49.1	47.8	60.1	49.8	52.3
Reinsurance allowance, net of deferrals	(1.1)	(0.9)	(1.0)	(0.5)	0.3	---
Premium taxes	2.9	3.1	3.1	3.4	2.7	2.7
Policy acquisition cost amortization	51.0	42.7	46.0	31.3	46.4	46.8
Total benefits and expenses	235.9	241.8	229.3	244.7	241.4	245.2
Pre-tax operating income (loss) excl. regulatory closed block	9.4	11.6	18.7	(1.9)	9.6	(3.5)
Pre-tax operating income - regulatory closed block	12.5	12.5	12.3	12.5	11.3	11.4
Total pre-tax operating income	21.9	24.1	31.0	10.6	20.9	7.9
Income tax expense (benefit)	(2.6)	16.2	(9.0)	1.5	15.1	6.9
Total operating income	$24.5	$7.9	$40.0	$9.1	$5.8	$1.0

The Phoenix Companies, Inc.
Closed Block Assets and Liabilities
Second Quarter 2012 (unaudited)
($ in millions)

	June		December 31,
	2012	2011	2011	2010	2009	2008

Debt securities	$6,379.1	$6,386.1	$6,353.1	$6,385.4	$6,305.1	$6,011.4
Equity securities	14.8	19.5	12.0	19.6	6.7	9.0
Limited partnership and other investments	372.4	353.8	352.8	339.6	329.2	350.7
Policy loans	1,258.0	1,303.0	1,280.4	1,340.8	1,378.5	1,377.0
Fair value options investments	11.2	11.8	10.6	16.0	---	---
Total closed block investments	8,035.5	8,074.2	8,008.9	8,101.4	8,019.5	7,748.1
Cash and cash equivalents	34.7	14.1	14.2	7.1	33.3	57.2
Accrued investment income	90.6	94.9	94.2	97.2	105.9	113.0
Receivables	50.7	59.3	52.2	62.5	53.3	49.5
Deferred income taxes	228.7	233.5	223.9	236.2	270.3	418.3
Other closed block assets	17.8	15.8	14.5	17.8	22.6	338.0
Total closed block assets	8,458.0	8,491.8	8,407.9	8,522.2	8,504.9	8,724.1
Policy liabilities and accruals	8,521.4	8,770.3	8,644.5	8,903.5	9,246.5	9,742.7
Policyholder dividends payable	235.8	261.8	240.1	263.3	297.8	311.1
Policyholder dividend obligation	660.2	433.5	519.7	339.0	---	---
Other closed block liabilities	55.6	67.6	32.8	73.6	57.9	72.0
Total closed block liabilities	9,473.0	9,533.2	9,437.1	9,579.4	9,602.2	10,125.8
Excess of closed block liabilities over closed block assets	$1,015.0	$1,041.4	$1,029.2	$1,057.2	$1,097.3	$1,401.7

The Phoenix Companies, Inc.
Closed Block Assets and Liabilities
Second Quarter 2012 (unaudited)
($ in millions)

	2011				2012
	March	June	September	December	March	June

Debt securities	$6,384.6	$6,386.1	$6,395.6	$6,353.1	$6,332.2	$6,379.1
Equity securities	21.6	19.5	19.1	12.0	14.8	14.8
Limited partnership and other investments	341.7	353.8	354.8	352.8	363.6	372.4
Policy loans	1,315.1	1,303.0	1,289.4	1,280.4	1,273.5	1,258.0
Fair value options investments	11.7	11.8	10.8	10.6	11.4	11.2
Total closed block investments	8,074.7	8,074.2	8,069.7	8,008.9	7,995.5	8,035.5
Cash and cash equivalents	11.4	14.1	13.8	14.2	16.1	34.7
Accrued investment income	96.5	94.9	97.7	94.2	95.1	90.6
Receivables	60.1	59.3	53.0	52.2	49.0	50.7
Deferred income taxes	232.3	233.5	232.8	223.9	225.3	228.7
Other closed block assets	25.3	15.8	12.6	14.5	6.6	17.8
Total closed block assets	8,500.3	8,491.8	8,479.6	8,407.9	8,387.6	8,458.0
Policy liabilities and accruals	8,835.8	8,770.3	8,701.3	8,644.5	8,573.7	8,521.4
Policyholder dividends payable	264.3	261.8	261.5	240.1	239.1	235.8
Policyholder dividend obligation	355.8	433.5	499.9	519.7	562.3	660.2
Other closed block liabilities	93.5	67.6	50.4	32.8	36.8	55.6
Total closed block liabilities	9,549.4	9,533.2	9,513.1	9,437.1	9,411.9	9,473.0
Excess of closed block liabilities over closed block assets	$1,049.1	$1,041.4	$1,033.5	$1,029.2	$1,024.3	$1,015.0

The Phoenix Companies, Inc.
Variable Universal Life
Funds Under Management
Second Quarter 2012 (unaudited)
($ in millions)

	June		December 31,
	2012	2011	2011	2010	2009	2008

Funds Under Management (FUM)
Deposits	$42.2	$47.4	$98.3	$108.5	$115.8	$142.2
Surrenders	(66.3)	(78.9)	(135.4)	(175.6)	(158.8)	(105.4)
Net flows	(24.1)	(31.5)	(37.1)	(67.1)	(43.0)	36.8
Deaths	(2.1)	(2.6)	(5.6)	(4.3)	(2.6)	(4.6)
Interest credited	62.9	61.9	(6.7)	143.6	244.3	(486.1)
Fees	(5.5)	(6.2)	(11.5)	(13.1)	(15.3)	(22.7)
Cost of insurance	(34.3)	(36.2)	(71.6)	(76.0)	(80.0)	(78.6)
Change in FUM	(3.1)	(14.6)	(132.5)	(16.9)	103.4	(555.2)
Beginning balance	1,019.1	1,151.6	1,151.6	1,168.5	1,065.1	1,620.3
Ending fund balance	$1,016.0	$1,137.0	$1,019.1	$1,151.6	$1,168.5	$1,065.1

Gross life insurance in force	$13,378.0	$15,090.0	$14,217.0	$16,063.0	$22,780.0	$24,934.5
Less Philadelphia Financial Group (PFG) gross life insurance in force	---	---	---	---	4,758.1	4,665.3
Gross life insurance in force (1)	$13,378.0	$15,090.0	$14,217.0	$16,063.0	$18,021.9	$20,269.2

(1)	Gross life insurance in force for all periods have been reduced to reflect the sale of Philadelphia Financial Group (PFG) in June 2010.

The Phoenix Companies, Inc.
Variable Universal Life
Funds Under Management
Second Quarter 2012 (unaudited)
($ in millions)

Quarters ended
	2011				2012
	March	June	September	December	March	June

Funds Under Management (FUM)
Deposits	$24.5	$22.9	$23.9	$27.0	$22.1	$20.1
Surrenders	(44.7)	(34.2)	(26.5)	(30.0)	(40.8)	(25.5)
Net flows	(20.2)	(11.3)	(2.6)	(3.0)	(18.7)	(5.4)
Deaths	(2.0)	(0.6)	(0.7)	(2.3)	(0.8)	(1.3)
Interest credited	52.9	9.0	(138.8)	70.2	96.1	(33.2)
Fees	(3.1)	(3.1)	(2.6)	(2.7)	(3.2)	(2.3)
Cost of insurance	(18.4)	(17.8)	(17.9)	(17.5)	(17.5)	(16.8)
Change in FUM	9.2	(23.8)	(162.6)	44.7	55.9	(59.0)
Beginning balance	1,151.6	1,160.8	1,137.0	974.4	1,019.1	1,075.0
Ending fund balance	$1,160.8	$1,137.0	$974.4	$1,019.1	$1,075.0	$1,016.0

Gross life insurance in force	$15,498.0	$15,090.0	$14,732.0	$14,217.0	$13,730.0	$13,378.0

The Phoenix Companies, Inc.
Universal Life / Interest Sensitive Funds Under Management
Second Quarter 2012 (unaudited)
($ in millions)

	June		December 31,
	2012	2011	2011	2010	2009	2008

Funds Under Management (FUM)
Deposits	$178.7	$190.8	$384.5	$336.2	$351.4	$587.5
Surrenders	(35.8)	(42.8)	(89.5)	(123.4)	(161.6)	(118.8)
Net flows	142.9	148.0	295.0	212.8	189.8	468.7
Deaths	(18.6)	(17.7)	(35.8)	(40.2)	(27.3)	(28.4)
Interest credited	38.0	40.8	79.2	85.7	96.6	97.7
Fees	(11.3)	(11.8)	(23.8)	(22.5)	(28.3)	(51.5)
Cost of insurance	(179.0)	(194.7)	(380.7)	(397.6)	(406.1)	(354.4)
Change in FUM	(28.0)	(35.4)	(66.1)	(161.8)	(175.3)	132.1
Beginning balance	1,852.8	1,918.9	1,918.9	2,080.7	2,256.0	2,123.9
Ending fund balance	$1,824.8	$1,883.5	$1,852.8	$1,918.9	$2,080.7	$2,256.0

Gross life insurance in force	$24,179.0	$27,268.0	$25,999.0	$28,769.0	$32,329.0	$33,351.1

The Phoenix Companies, Inc.
Universal Life / Interest Sensitive
Funds Under Management
Second Quarter 2012 (unaudited)
($ in millions)

Quarters ended
	2011				2012
	March	June	September	December	March	June

Funds Under Management (FUM)
Deposits	$90.2	$100.6	$94.2	$99.5	$89.3	$89.4
Surrenders	(21.9)	(20.9)	(22.5)	(24.2)	(20.4)	(15.4)
Net flows	68.3	79.7	71.7	75.3	68.9	74.0
Deaths	(8.5)	(9.2)	(8.2)	(9.9)	(8.3)	(10.3)
Interest credited	20.3	20.5	19.4	19.0	19.0	19.0
Fees	(5.7)	(6.1)	(5.9)	(6.1)	(5.6)	(5.7)
Cost of insurance	(97.6)	(97.1)	(95.2)	(90.8)	(90.7)	(88.3)
Change in FUM	(23.2)	(12.2)	(18.2)	(12.5)	(16.7)	(11.3)
Beginning balance	1,918.9	1,895.7	1,883.5	1,865.3	1,852.8	1,836.1
Ending fund balance	$1,895.7	$1,883.5	$1,865.3	$1,852.8	$1,836.1	$1,824.8

Gross life insurance in force	$27,930.0	$27,268.0	$26,659.0	$25,999.0	$24,912.0	$24,179.0

The Phoenix Companies, Inc.
Life Sales
Second Quarter 2012 (unaudited)
($ in millions)

	June				December 31,
	2012		2011		2011	2010	2009	2008
Life Insurance Sales

Wholesaler Channel
Variable universal life	$	---	$	---	$0.1	$0.1	$6.9	$26.7
Universal life/interest sensitive		1.0		1.3	2.1	2.6	20.8	229.9
Whole life		0.3		---	---	---	---	---
Term life		---		---	---	---	5.3	21.6
Life insurance annualized premium (1)		1.3		1.3	2.2	2.7	33.0	278.2

Variable universal life		---		---	---	0.2	3.2	9.3
Universal life/interest sensitive		0.1		0.4	0.7	1.1	19.2	54.2
Whole Life		2.3		---	1.6	---	---	---
Life insurance single premium		2.4		0.4	2.3	1.3	22.4	63.5

Variable universal life		---		0.1	0.1	0.3	10.1	36.0
Universal life/interest sensitive		1.1		1.6	2.8	3.7	40.0	284.1
Whole Life		2.6		---	1.6	---	---	---
Term life		---		---	---	---	5.3	21.6
Total wholesaler life insurance premium (2)		$3.7		$1.7	$4.5	$4.0	$55.4	$341.7

Gross life insurance in force		$118,982.0		$130,007.0	$124,622.0	$136,239.0	$155,267.0	$166,781.0
Less Philadelphia Financial Group (PFG) gross life insurance in force		---		---	---	---	4,758.1	4,665.3
Gross life insurance in force (3)		$118,982.0		$130,007.0	$124,622.0	$136,239.0	$150,508.9	$162,115.7

Average face amount for life insurance sales		$0.3		$0.5	$0.5	$0.6	$0.9	$1.0

(1) Annualized premium represents Second year premiums on an annual basis.

(2) Total premium represents annualized and single premiums.

(3) Gross life insurance in force for all periods have been reduced to reflect the sale of Philadelphia Financial Group (PFG) in June 2010.

The Phoenix Companies, Inc.
Life Sales
Second Quarter 2012 (unaudited)
($ in millions)

Quarters ended
	2011								2012
	March		June		September		December		March		June
Life Insurance Sales

Wholesaler Channel
Variable universal life	$	---	$	---	$	---	$	---	$	---	$	---
Universal life/interest sensitive		0.6		0.7		0.4		0.6		0.2		0.8
Whole life		---		---		---		---		0.1		0.2
Life insurance annualized premium (1)		0.6		0.7		0.4		0.6		0.3		1.0

Variable universal life		---		---		---		---		---		---
Universal life/interest sensitive		0.3		0.2		---		0.2		---		0.1
Whole life		---		---		0.9		0.6		0.4		1.9
Life insurance single premium		0.3		0.2		0.9		0.8		0.4		2.0

Variable universal life		---		0.1		---		---		0.1		---
Universal life/interest sensitive		0.9		0.8		0.4		0.8		0.2		0.9
Whole life		---		---		0.9		0.6		0.4		2.1
Total wholesaler life insurance premium (2)		$0.9		$0.9		$1.3		$1.4		$0.7		$3.0

Gross life insurance in force		$132,884.0		$130,007.0		$127,403.0		$124,622.0		$121,471.0		$118,982.0

Average face amount for life insurance sales		$0.5		$0.5		$0.4		$0.5		$0.2		$0.3

(1) Annualized premium represents Second year premiums on an annual basis.

(2) Total premium represents annualized and single premiums.

The Phoenix Companies, Inc.
Annuity Funds Under Management and
Annuity Supplementary Information
Second Quarter 2012 (unaudited)
($ in millions)

	June		December 31,
	2012	2011	2011	2010	2009	2008

Funds Under Management (FUM) (1)
Deposits	$423.7	$396.6	$951.5	$220.8	$142.6	$628.9
Surrenders	(284.4)	(259.9)	(485.1)	(482.5)	(592.2)	(819.6)
Net flows	139.3	136.7	466.4	(261.7)	(449.6)	(190.7)
Deaths	(37.6)	(31.6)	(62.7)	(54.8)	(51.2)	(75.4)
Performance	180.9	185.3	15.1	440.0	738.8	(1,215.7)
Bonus	9.4	26.6	48.4	12.1	---	---
Fees	(28.9)	(28.6)	(55.1)	(56.2)	(53.7)	(55.5)
Change in FUM	263.1	288.4	412.1	79.4	184.3	(1,537.3)
Beginning balance	4,495.4	4,083.3	4,083.3	4,003.9	3,819.6	5,356.9
Ending fund balance	$4,758.5	$4,371.7	$4,495.4	$4,083.3	$4,003.9	$3,819.6

VA funds in guaranteed interest accounts (2)	$422.6	$444.3	$436.7	$459.6	$502.5	$664.9

(1) Funds under management (FUM) for all periods have been revised to include group pension product funds.

(2) Amounts are included in the annuity funds under management (FUM) table above.

Variable Annuity Guaranteed Minimum Death Benefits
Death benefit in excess of fund value	$250.9	$229.0	$332.0	$290.0	$531.8	$1,105.5
Death benefit in excess of fund value, net of reinsurance	95.4	75.4	150.4	116.4	291.6	709.6
Statutory reserve, net of reinsurance	5.7	5.3	6.2	5.8	8.3	39.0

Variable Annuity Guaranteed Income Benefits
Account balance	$425.1	$513.8	$442.1	$528.4	$525.8	$464.1
Statutory reserve	27.6	18.1	34.6	22.4	39.2	34.7

Variable Annuity Guaranteed Accumulation Benefits
Account balance	$389.3	$434.4	$385.6	$440.3	$417.9	$335.6
Statutory reserve	1.8	---	6.1	0.5	9.6	4.3

Variable Annuity Guaranteed Withdrawal Benefits
Account balance	$556.9	$623.5	$555.4	$615.7	$592.2	$413.2
Statutory reserve	1.2	---	3.8	0.5	12.3	3.5

Variable Annuity Guaranteed Payout Annuity Floor
Account balance	$16.8	$19.8	$21.8	$27.0	$22.8	$22.7
Statutory reserve	3.1	2.4	4.2	3.1	5.5	11.2

The Phoenix Companies, Inc.
Annuity Funds Under Management and
Annuity Supplementary Information
Second Quarter 2012 (unaudited)
($ in millions)

Quarters ended
	2011				2012
	March	June	September	December	March	June

Funds Under Management (FUM) (1)
Deposits	$205.3	$191.3	$279.0	$275.9	$227.3	$196.4
Surrenders	(134.9)	(125.0)	(120.4)	(104.8)	(141.0)	(143.4)
Net flows	70.4	66.3	158.6	171.1	86.3	53.0
Deaths	(17.0)	(14.6)	(14.5)	(16.6)	(20.3)	(17.3)
Performance	146.8	38.5	(362.4)	192.2	257.4	(76.5)
Bonus	14.6	12.0	11.9	9.9	4.9	4.5
Fees	(14.4)	(14.2)	(13.0)	(13.5)	(14.9)	(14.0)
Change in FUM	200.4	88.0	(219.4)	343.1	313.4	(50.3)
Beginning balance	4,083.3	4,283.7	4,371.7	4,152.3	4,495.4	4,808.8
Ending fund balance	$4,283.7	$4,371.7	$4,152.3	$4,495.4	$4,808.8	$4,758.5

VA funds in guaranteed interest accounts (2)	$449.2	$444.3	$437.2	$436.7	$427.7	$422.6

(1)Funds under management (FUM) for all periods have been revised to include group pension product funds.

(2)Amounts are included in the annuity funds under management (FUM) table above.

Variable Annuity Guaranteed Minimum Death Benefits
Death benefit in excess of fund value	$235.5	$229.0	$461.6	$332.0	$211.0	$250.9
Death benefit in excess of fund value, net of reinsurance	78.9	75.4	247.1	150.4	66.1	95.4
Statutory reserve, net of reinsurance	5.1	5.3	7.5	6.2	5.2	5.7

Variable Annuity Guaranteed Income Benefits
Account balance	$530.1	$513.8	$433.3	$442.1	$459.7	$425.1
Statutory reserve	17.2	18.1	47.3	34.6	19.1	27.6

Variable Annuity Guaranteed Accumulation Benefits
Account balance	$445.1	$434.4	$365.6	$385.6	$412.5	$389.3
Statutory reserve	---	---	18.3	6.1	---	1.8

Variable Annuity Guaranteed Withdrawal Benefits
Account balance	$631.6	$623.5	$530.4	$555.4	$590.3	$556.9
Statutory reserve	---	---	10.8	3.8	---	1.2

Variable Annuity Guaranteed Payout Annuity Floor
Account balance	$21.5	$19.8	$20.4	$21.8	$17.8	$16.8
Statutory reserve	2.4	2.4	5.5	4.2	2.4	3.1

The Phoenix Companies, Inc.
Fixed Indexed Annuity Funds Under Management
Second Quarter 2012 (unaudited)
($ in millions)

	June		December 31,
	2012	2011	2011	2010		2009		2008

Funds Under Management (FUM)
Deposits	$381.8	$371.0	$890.8	$	---	$	---	$	---
Surrenders	(31.7)	(11.7)	(24.6)		---		---		---
Net Flows	350.1	359.3	866.2		---		---		---
Deaths	(10.6)	(1.5)	(5.7)		---		---		---
Interest credited - fixed accounts	3.2	1.4	2.9		---		---		---
Interest credited - index credits	2.9	1.6	3.4		---		---		---
Bonus	9.4	26.6	48.4		---		---		---
Fees	(4.7)	(0.5)	(1.8)		---		---		---
Change in FUM	350.4	386.9	913.4		---		---		---
Beginning Balance	1,139.4	226.0	226.0		---		---		---
Ending Fund Balance	$1,489.8	$612.9	$1,139.4	$	---	$	---	$	---

The Phoenix Companies, Inc.
Fixed Indexed Annuity Funds Under Management
Second Quarter 2012 (unaudited)
($ in millions)

Quarters ended
	2011				2012
	March	June	September	December	March	June

Funds Under Management (FUM)
Deposits	$194.7	$176.3	$262.1	$257.7	$208.8	$173.0
Surrenders	(4.9)	(6.8)	(4.8)	(8.1)	(13.6)	(18.1)
Net Flows	189.8	169.5	257.3	249.6	195.2	154.9
Deaths	(0.2)	(1.3)	(2.3)	(1.9)	(5.2)	(5.4)
Interest credited - fixed accounts	0.6	0.8	1.0	0.5	1.5	1.7
Interest credited - index credits	0.8	0.8	0.8	1.0	1.7	1.3
Bonus	14.6	12.0	11.9	9.9	4.9	4.5
Fees	(0.1)	(0.4)	(0.3)	(1.0)	(2.1)	(2.6)
Change in FUM	205.5	181.4	268.4	258.1	196.0	154.4
Beginning Balance	226.0	431.5	612.9	881.3	1,139.4	1,335.4
Ending Fund Balance	$431.5	$612.9	$881.3	$1,139.4	$1,335.4	$1,489.8

The Phoenix Companies, Inc.
Deferred Policy Acquisition Costs
Second Quarter 2012 (unaudited)
($ in millions)

	June		December 31,
	2012	2011	2011	2010	2009	2008
Deferred Policy Acquisition Costs:
Variable universal life	$149.5	$171.8	$158.0	$181.8	$208.3	$246.3
Universal life	313.7	421.6	377.4	487.8	677.7	798.4
Variable annuities	120.5	138.1	127.3	148.1	169.0	154.1
Fixed annuities	194.8	90.3	157.3	31.4	5.4	6.0
Traditional life	403.9	401.4	406.9	409.0	418.4	434.7
Offset for unrealized investment gains or losses	(106.4)	(38.3)	(64.1)	(11.6)	157.8	713.4
Total deferred policy acquisition costs	$1,076.0	$1,184.9	$1,162.8	$1,246.5	$1,636.6	$2,352.9

Deferred Policy Acquisition Costs:
Policy acquisition costs deferred	$47.6	$63.2	$139.7	$24.8	$51.8	$273.7
Costs amortized to expenses:
Recurring costs	(93.2)	(93.8)	(171.2)	(248.5)	(208.5)	(315.6)
Realized investment gains or losses	1.2	(0.3)	0.1	2.2	5.8	25.8
Offsets to net unrealized investment gains or losses
included in AOCI (1)	(42.4)	(30.7)	(52.3)	(167.0)	(572.2)	660.6
Cumulative effect of adoption of new guidance	---	---	---	(1.6)	11.9	---
Other	---	---	---	---	(5.1)	14.8
Change in deferred policy acquisition costs	(86.8)	(61.6)	(83.7)	(390.1)	(716.3)	659.3
Deferred policy acquisition costs, beginning of period	1,162.8	1,246.5	1,246.5	1,636.6	2,352.9	1,693.6
Deferred policy acquisition costs, end of period	$1,076.0	$1,184.9	$1,162.8	$1,246.5	$1,636.6	$2,352.9

(1)
An offset to deferred policy acquisition costs and AOCI is recorded each period to the extent that, had unrealized holding gains or losses from securities classified as available-for-sale actually been realized, an adjustment to deferred policy acquisition costs amortized using gross profits or gross margins would result.

The Phoenix Companies, Inc.
Deferred Policy Acquisition Costs
Second Quarter 2012 (unaudited)
($ in millions)

Quarters ended

	2011				2012
	March	June	September	December	March	June
Deferred Acquisition Costs:
Variable universal life	$176.9	$171.8	$161.3	$158.0	$154.2	$149.5
Universal life	450.6	421.6	399.9	377.4	341.9	313.7
Variable annuities	142.5	138.1	127.4	127.2	126.1	120.5
Fixed annuities	63.6	90.3	124.1	157.2	175.4	194.8
Traditional life	406.1	401.4	402.8	404.2	402.8	403.9
Offset for unrealized investment gains or losses	(21.8)	(38.3)	(48.1)	(61.2)	(78.3)	(106.4)
Total deferred policy acquisition costs	$1,217.9	$1,184.9	$1,167.4	$1,162.8	$1,122.1	$1,076.0

Deferred Policy Acquisition Costs:
Policy acquisition costs deferred	$34.0	$29.0	$40.2	$36.3	$26.1	$21.5
Costs amortized to expenses:
Recurring costs	(50.9)	(42.7)	(45.9)	(31.5)	(46.4)	(46.8)
Realized investment gains or losses	(0.2)	(0.1)	(0.5)	0.9	(3.8)	5.0
Offsets to net unrealized investment gains or losses
included in AOCI (1)	(11.5)	(19.2)	(11.3)	(10.3)	(16.6)	(25.8)
Change in deferred policy acquisition costs	(28.6)	(33.0)	(17.5)	(4.6)	(40.7)	(46.1)
Deferred policy acquisition costs, beginning of period	1,246.5	1,217.9	1,184.9	1,167.4	1,162.8	1,122.1
Deferred policy acquisition costs, end of period	$1,217.9	$1,184.9	$1,167.4	$1,162.8	$1,122.1	$1,076.0

(1)	An offset to deferred policy acquisition costs and AOCI is recorded each period to the extent that, had unrealized holding gains or losses from securities classifiedas available-for-sale actually been realized, an adjustment to deferred policy acquisition costs amortized using gross profits or gross margins would result.

The Phoenix Companies, Inc.
Consolidated Statement of Income - GAAP Format (1)
Second Quarter 2012 (unaudited)
($ in millions)

	June		December 31,
	2012	2011	2011	2010	2009	2008
REVENUES
Premiums (2)	$204.5	$220.3	$459.1	$521.4	$583.9	$664.3
Fee income	283.7	308.4	597.1	630.2	648.1	601.3
Net investment income	428.1	412.6	809.3	844.0	785.8	913.7
Net realized investment losses:
Total other-than-temporary impairment ("OTTI") losses	(26.7)	(14.0)	(64.6)	(105.2)	(201.5)	(245.0)
Portion of OTTI losses recognized in other comprehensive income	15.4	5.3	38.9	55.6	93.1	---
Net OTTI losses recognized in earnings	(11.3)	(8.7)	(25.7)	(49.6)	(108.4)	(245.0)
Net realized investment gains (losses), excluding OTTI losses	(12.5)	(4.4)	(9.3)	39.7	6.2	(50.8)
Net realized investment (losses)	(23.8)	(13.1)	(16.4)	(9.9)	(102.2)	(295.8)
Total revenues	892.5	928.2	1,849.1	1,985.7	1,915.6	1,883.5

BENEFITS AND EXPENSES
Policy benefits, excluding policyholder dividends (2)	513.1	531.2	1,081.9	1,088.7	1,178.2	1,260.2
Policyholder dividends	149.3	137.2	246.9	309.8	226.8	207.5
Policy acquisition cost amortization	92.0	94.1	170.9	246.3	202.7	289.8
Interest expense on indebtedness	15.9	15.9	31.8	31.8	33.1	36.7
Interest expense on non-recourse collateralized obligations	---	---	---	---	---	11.8
Other operating expenses	123.2	119.8	245.9	292.8	318.4	322.0
Total benefits and expenses	893.5	898.2	1,777.4	1,969.4	1,959.2	2,128.0

Income (loss) from continuing operations before income taxes	(1.0)	30.0	71.7	16.3	(43.6)	(244.5)
Income tax expense (benefit)	13.5	9.0	2.0	2.0	232.8	(227.1)

Income (loss) from continuing operations	(14.5)	21.0	69.7	14.3	(276.4)	(17.4)

Income (loss) from discontinued operations, net of income taxes	(6.8)	(2.2)	(22.0)	12.0	(123.0)	(549.2)

Net income (loss)	$(21.3)	$18.8	$47.7	$26.3	$(399.4)	$(566.6)

(1)	Certain reclassifications have been made to prior periods to conform with the current presentation.

(2)
Prior period amounts have been revised to reflect the correction of an error related to the historical presentation of ceded premiums related to certain reinsurance contracts within the Closed Block.  The adjustments reflect the reclassification of ceded premiums from benefits and reserves to revenue.  There was no impact to net income(loss), stockholders' equity, or earnings per share.

The Phoenix Companies, Inc.
Consolidated Statement of Income - GAAP Format (1)
Second Quarter 2012 (unaudited)
($ in millions)

Quarters Ended
	2011				2012
	March	June	September	December	March	June
REVENUES
Premiums	$111.0	$109.3	$117.4	$121.4	$100.2	$104.3
Fee income	153.8	154.6	147.6	141.1	146.6	137.2
Net investment income	201.3	211.2	198.3	198.4	209.8	218.2
Net realized investment losses:
Total other-than-temporary impairment ("OTTI") losses	(7.4)	(6.6)	(31.0)	(19.6)	(11.7)	(15.0)
Portion of OTTI losses recognized in other comprehensive income	1.7	3.6	22.6	11.0	5.5	9.9
Net OTTI losses recognized in earnings	(5.7)	(3.0)	(8.4)	(8.6)	(6.2)	(5.1)
Net realized investment gains (losses), excluding OTTI losses	(10.5)	6.1	14.5	(0.8)	(9.4)	(3.1)
Net realized investment gains (losses)	(16.2)	3.1	6.1	(9.4)	(15.6)	(8.2)
Total revenues	449.9	478.2	469.4	451.5	441.0	451.5

BENEFITS AND EXPENSES
Policy benefits, excluding policyholder dividends	260.4	270.8	267.8	282.9	254.1	259.0
Policyholder dividends	63.7	73.6	51.5	58.2	65.1	84.3
Policy acquisition cost amortization	51.1	42.8	46.5	30.5	50.2	41.8
Interest expense on indebtedness	7.9	7.9	7.9	7.9	7.9	7.9
Other operating expenses	60.2	59.6	54.9	71.2	62.4	60.8
Total benefits and expenses	443.3	454.7	428.6	450.7	439.7	453.8

Income (loss) from continuing operations before income taxes	6.6	23.5	40.8	0.8	1.3	(2.3)
Income tax expense (benefit)	1.5	7.6	(6.7)	(0.3)	8.9	4.6

Income (loss) from continuing operations	5.1	15.9	47.5	1.1	(7.6)	(6.9)

Loss from discontinued operations, net of income taxes	(1.5)	(0.7)	(4.7)	(15.1)	(0.5)	(6.3)

Net income (loss)	$3.6	$15.2	$42.8	$(14.0)	$(8.1)	$(13.2)

(1)	Certain reclassifications have been made to prior periods to conform with the current presentation.

The Phoenix Companies, Inc.
Consolidated Balance Sheet - Preliminary
Second Quarter 2012 (unaudited)
($ in millions)

	June	December 31,
	2012	2011	2010	2009	2008
ASSETS:
Available-for-sale debt securities, at fair value	$12,335.3	$11,890.0	$10,893.8	$10,333.0	$9,817.4
Available-for-sale equity securities, at fair value	42.1	35.7	47.5	25.2	25.2
Limited partnerships and other investments	618.5	601.3	600.0	188.6	200.8
Policy loans, at unpaid principal balances	2,362.4	2,379.3	2,386.5	2,324.4	2,477.5
Derivative instruments	186.6	174.8	136.9	539.7	616.9
Fair value option investments	87.0	86.6	102.1	69.3	84.1
	15,631.9	15,167.7	14,166.8	13,480.2	13,221.9
Available-for-sale debt and equity securities pledged as collateral, at fair value	---	---	---	---	148.0
Total investments	15,631.9	15,167.7	14,166.8	13,480.2	13,369.9
Cash and cash equivalents	248.9	194.3	121.9	256.7	373.8
Accrued investment income	186.6	175.6	169.5	176.3	203.2
Receivables	422.5	415.1	405.7	356.6	358.0
Deferred policy acquisition costs	1,076.0	1,162.8	1,246.5	1,636.6	2,352.8
Deferred income taxes	91.7	118.2	116.4	176.1	564.8
Other assets	156.8	164.6	180.5	195.8	211.0
Discontinued operations assets	43.6	69.2	60.4	3,620.4	4,293.9
Separate account assets	3,336.8	3,817.6	4,416.8	4,418.1	3,860.1
Total assets	$21,194.8	$21,285.1	$20,884.5	$24,316.8	$25,587.5

LIABILITIES:
Policy liabilities and accruals	$13,040.1	$12,981.1	$13,007.1	$13,167.0	$13,947.8
Policyholder deposit funds	2,767.1	2,429.4	1,494.1	1,342.7	1,616.6
Indebtedness	426.9	426.9	427.7	428.0	458.0
Other liabilities	642.7	613.8	546.4	529.9	651.0
Discontinued operations liabilities	34.6	58.3	49.4	3,585.4	4,184.4
Non-recourse collateralized debt obligations	---	---	---	---	245.2
Separate account liabilities	3,336.8	3,817.6	4,416.8	4,418.1	3,860.1
Total liabilities	20,248.2	20,327.1	19,941.5	23,471.1	24,963.1

STOCKHOLDERS' EQUITY:
Common stock, $.01 par value: 116.0 million and 116.3 million shares outstanding	1.3	1.3	1.3	1.3	1.3
Additional paid-in capital	2,631.0	2,630.5	2,631.0	2,627.3	2,626.4
Accumulated other comprehensive loss	(124.9)	(134.8)	(102.7)	(174.4)	(782.3)
Accumulated deficit	(1,380.8)	(1,359.5)	(1,407.1)	(1,429.0)	(1,041.5)
Treasury stock, at cost: 11.7 million and 11.3 million shares	(180.0)	(179.5)	(179.5)	(179.5)	(179.5)
Total stockholders' equity	946.6	958.0	943.0	845.7	624.4
Total liabilities and stockholders' equity	$21,194.8	$21,285.1	$20,884.5	$24,316.8	$25,587.5

The Phoenix Companies, Inc.
General Account Investment Portfolio Summary (1)
Second Quarter 2012 (unaudited)
($ millions)

	Total Debt Securities		Public Debt Securities		Private Debt Securities
	6/30/2012	12/31/2011	6/30/2012	12/31/2011	6/30/2012		12/31/2011
Debt Securities by Credit Quality (Carrying Value)

AAA/AA/A	$7,035.8	$7,008.1	$5,264.8	$5,285.0		$1,771.0	$1,723.1
BBB	4,260.7	3,916.1	2,608.6	2,385.5		1,652.1	1,530.6
Total Investment Grade	11,296.5	10,924.2	7,873.4	7,670.5		3,423.1	3,253.7
BB	629.2	568.1	531.0	478.3		98.2	89.8
B	215.6	207.9	102.9	110.0		112.7	97.9
CCC and Lower	134.0	124.4	73.8	63.8		60.2	60.6
In or Near Default	60.0	65.4	34.8	35.1		25.2	30.3
Total Debt Securities	$12,335.3	$11,890.0	$8,615.9	$8,357.7		$3,719.4	$3,532.3

% Below Investment Grade	8.4%	8.1%	8.6%	8.2%		8.0%	7.9%

Unrealized Gains and Losses on Debt and Equity Securities
As of 6/30/12
	Total		Outside Closed Block		Closed Block
	Gains	Losses	Gains	Losses	Gains		Losses
Total Debt Securities	$1,009.1	$(262.7)	$384.8	$(175.9)		$624.3	$(86.8)
Equity Securities	13.4	(5.7)	8.4	(2.7)		5.0	(3.0)
Total Unrealized Gains (Losses)	1,022.5	(268.4)	393.2	(178.6)		629.3	(89.8)

Applicable PDO	629.3	(89.8)	---	---		629.3	(89.8)
Applicable DAC (Credit)	208.7	(84.0)	208.7	(84.0)		---	---
Applicable Deferred Income Tax (Benefit)	64.6	(33.1)	64.6	(33.1)		---	---
Total Offsets to Net Unrealized Gains (Losses)	902.6	(206.9)	273.3	(117.1)		629.3	(89.8)
Net Unrealized Gains (Losses)	$119.9	$(61.5)	$119.9	$(61.5)	$	---	$ ---
Net Unrealized Gains	$58.4		$58.4		$	---

(1) Excludes debt and equity securities pledged as collateral.

The Phoenix Companies, Inc.
General Account GAAP Net Investment Income Yields (1)
Second Quarter 2012 (unaudited)
($ in millions)

	June		December 31,
	2012	2011	2011	2010	2009	2008
GAAP Net Investment Income
Debt securities	$305.1	$304.0	$612.2	$601.5	$648.5	$708.4
Equity securities	1.9	0.6	1.1	2.4	0.4	4.3
Limited partnerships and other investments	43.4	24.4	36.8	74.3	(36.2)	13.5
Policy loans	85.0	85.6	171.8	171.7	183.6	187.0
Fair value option investments	0.8	2.2	(2.3)	7.2	1.5	---
Cash and cash equivalents	---	---	---	0.1	0.3	7.5
Total cash and invested assets	436.2	416.8	819.6	857.2	798.1	920.7
Less: Discontinued operations	1.2	1.0	2.1	5.0	4.8	6.0
Less: Investment expenses	6.9	3.2	8.2	8.2	7.5	8.2
Total net investment income	$428.1	$412.6	$809.3	$844.0	$785.8	$906.5

Annualized Yields
Debt securities	5.1%	5.5%	5.3%	5.7%	6.4%	7.1%
Equity securities	9.5%	2.4%	2.7%	5.2%	1.7%	4.6%
Limited partnerships and other investments (2)	15.2%	7.0%	6.3%	13.2%	-6.3%	-0.7%
Policy loans	7.4%	7.5%	7.5%	7.6%	8.0%	7.7%
Fair value option investments	1.9%	4.9%	-2.6%	7.5%	-2.2%	0.0%
Cash and cash equivalents	0.0%	0.0%	0.0%	0.1%	0.2%	2.2%
Total cash and invested assets	5.8%	5.9%	5.6%	6.2%	6.0%	6.8%

Investment expenses and discontinued operations	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%
Total net investment income yields	5.7%	5.7%	5.5%	6.1%	5.9%	6.7%

(1) Excludes debt and equity securities pledged as collateral.
(2) Yield calculation excludes derivatives

The Phoenix Companies, Inc.
General Account GAAP Net Investment Income Yields (1)
Second Quarter 2012 (unaudited)
($ in millions)

Quarters ended
	2011				2012
	March	June	September	December	March	June
GAAP Net Investment Income
Debt securities	$148.1	$155.8	$154.8	$153.5	$152.6	$152.4
Equity securities	0.6	---	0.5	---	0.7	1.2
Limited partnerships and other investments	10.5	13.9	5.3	7.1	16.7	26.7
Policy loans	42.0	43.6	42.5	43.7	42.7	42.3
Fair value option investments	2.4	(0.2)	(2.2)	(2.3)	1.8	(1.0)
Total cash and invested assets	203.6	213.1	200.9	202.0	214.5	221.6
Less: Discontinued operations	0.5	0.5	0.5	0.6	0.7	0.5
Less: Investment expenses	1.8	1.4	2.0	3.0	4.0	2.9
Total net investment income	$201.3	$211.2	$198.4	$198.4	$209.9	$218.2

Annualized Yields
Debt securities	5.5%	5.7%	5.6%	5.3%	5.2%	5.1%
Equity securities	4.9%	0.0%	4.2%	0.0%	7.6%	12.0%
Limited partnerships and other investments (2)	7.3%	9.7%	3.5%	4.8%	11.7%	19.0%
Policy loans	7.3%	7.6%	7.5%	7.7%	7.4%	7.4%
Fair value option investments	10.4%	-0.9%	-9.3%	-10.0%	8.7%	-4.4%
Cash and cash equivalents	0.0%	0.0%	0.0%	0.0%	0.0%	0.0%
Total cash and invested assets	5.9%	6.0%	5.7%	5.5%	5.8%	5.9%

Investment expenses and discontinued operations	0.1%	0.1%	0.1%	0.1%	0.1%	0.1%
Total net investment income yields	5.8%	5.9%	5.6%	5.4%	5.7%	5.8%

(1) Excludes debt and equity securities pledged as collateral.
(2) Yield calculation excludes derivatives

The Phoenix Companies, Inc.
General Account Realized Investment Gains and Losses
Second Quarter 2012 (unaudited)
($ Millions)

	June		December 31,
	2012	2011	2011	2010	2009	2008
Realized Investment Gains and Losses
Debt security	$(9.8)	$(8.7)	$(25.7)	$(49.0)	$(93.0)	$(224.0)
Equity security	(1.5)	---	---	(0.6)	(5.2)	(2.7)
Debt and equity securities pledged as collateral	---	---	---	---	---	(2.3)
Other invested asset	---	---	---	---	(10.2)	(16.0)
Total impairment losses	(11.3)	(8.7)	(25.7)	(49.6)	(108.4)	(245.0)
Debt security net transaction	4.6	6.3	7.9	45.4	(23.8)	(9.8)
Equity security net transaction	---	0.1	3.7	---	2.2	(29.5)
Limited partnerships and other investments net transaction	1.4	(1.6)	0.2	(1.3)	(2.2)	(1.6)
Debt and equity securities pledged as collateral	---	---	---	---	---	2.2
Sale of Goodwin Capital Advisers, Inc.	---	---	4.0	---	---	---
CDO deconsolidation	---	---	---	---	57.0	---
Total net transactions	6.0	4.8	15.8	44.1	33.2	(38.7)
Realized gains (losses) on fair value option securities	0.8	1.0	(0.6)	3.5	4.0	(18.4)
Realized gains (losses) on derivative instruments	(23.0)	(15.1)	27.2	(25.2)	(121.1)	123.4
Realized gains (losses) on embedded derivatives (1)	3.7	4.9	(33.1)	17.3	90.1	(117.1)
Net realized losses	(23.8)	(13.1)	(16.4)	(9.9)	(102.2)	(295.8)

Closed block applicable PDO (reduction)	(2.9)	(1.6)	(0.3)	(9.4)	40.5	120.2
Applicable deferred acquisition costs (credit)	1.1	0.6	---	2.2	5.8	25.7
Applicable income tax expense	8.3	4.6	4.2	5.6	6.6	42.7
Debt and equity securities pledged as collateral	---	---	---	---	---	0.1
Realized gains (losses) on def. comp. portion fair value option securities	(0.8)	(0.9)	0.6	(3.5)	(4.0)	18.4
Net realized investment losses included in net income (loss)	$(18.1)	$(10.4)	$(11.9)	$(15.0)	$(53.3)	$(88.7)

(1)	Beginning in the second quarter 2011, changes in fair value of fixed indexed annuity contract embedded derivatives are recorded in policy benefits, excluding policyholder dividends.

The Phoenix Companies, Inc.
General Account Realized Investment Gains and Losses
Second Quarter 2012 (unaudited)
($ Millions)

Quarters ended
	2011				2012
	March	June	September	December	March	June
Realized Investment Gains and Losses
Debt security	$(5.7)	$(3.0)	$(8.4)	$(8.6)	$(6.2)	$(3.6)
Equity security	---	---	---	---	---	(1.5)
Total impairment losses	(5.7)	(3.0)	(8.4)	(8.6)	(6.2)	(5.1)
Debt security net transaction	2.0	4.3	3.1	(1.5)	1.2	3.4
Equity security net transaction	---	0.1	(0.1)	3.7	---	---
Limited partnerships and other investments net transaction	(1.6)	---	(0.3)	2.1	0.8	0.6
Sale of Goodwin Capital Advisers, Inc.	---	---	---	4.0	---	---
Total net transactions	0.4	4.4	2.7	8.3	2.0	4.0
Realized gains (losses) on fair value option securities	(0.4)	1.4	(2.7)	1.1	1.9	(1.1)
Realized gains (losses) on derivative instruments	(20.1)	5.0	62.9	(20.6)	(36.1)	13.1
Realized gains (losses) on embedded derivatives (1)	9.6	(4.7)	(48.4)	10.4	22.8	(19.1)
Net realized gains (losses)	(16.2)	3.1	6.1	(9.4)	(15.6)	(8.2)

Closed block applicable PDO (reduction)	1.6	(3.2)	0.8	0.5	0.5	(3.4)
Applicable deferred acquisition costs (credit)	(0.6)	1.2	---	(0.5)	(0.2)	1.3
Applicable income tax expense (benefit)	(4.1)	8.7	(2.1)	1.8	6.0	2.3
Realized gains (losses) on def. comp. portion fair value option securities	(0.5)	(0.4)	2.6	(1.1)	(1.9)	1.1
Net realized investment gains (losses) included in net income (loss)	$(19.8)	$9.4	$7.4	$(8.7)	$(11.2)	$(6.9)

(1)	Beginning in the second quarter 2011, changes in fair value of fixed indexed annuity contract embedded derivatives are recorded in policy benefits, excluding policyholder dividends.

The Phoenix Companies, Inc.
Impacts of Adoption of Accounting Standards Update No. 2010-26
($ in millions)

In October 2010, the FASB issued amended guidance to ASC 944, Financial Services – Insurance, to address the diversity in practice for accounting for costs associated with acquiring or renewing insurance contracts. The amendment clarifies the definition of acquisition costs (i.e., costs which qualify for deferral) to incremental direct costs that result directly from, and are essential to, a contract and would not have been incurred by the insurance entity had the contract transaction not occurred. Therefore, only costs related to successful efforts of acquiring a new, or renewal, contract should be deferred.

The selected financial information shown herein reflects the retrospective adoption of Accounting Standards Update No. 2010-26, "Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts" ("ASU 2010-26"), effective January 1, 2012. The effect of retrospective adoption reduced deferred policy acquisition costs and beginning stockholders’ equity in each period primarily related to lower deferrals associated with expenses not directly related to new policy sales.

All prior period amounts related to the adoption of ASU 2010-26 have been revised accordingly within this Financial Supplement.

	Quarters ended				Years ended
	March 31, 2011	June 30, 2011	September 30, 2011	December 31, 2011	December 31, 2011	December 31, 2010	December 31, 2009	December 31, 2008

Impacts to Total Stockholders' Equity
Stockholders' Equity as previously reported	$1,146.5	$1,163.1	$1,241.0	$1,126.2	$1,126.2	$1,155.5	$1,131.1	$865.1
Impact of adoption of ASU 2010-26 on stockholders' equity	(199.9)	(188.0)	(176.6)	(168.2)	(168.2)	(212.5)	(285.4)	(240.7)
Stockholders' Equity as currently reported	$946.6	$975.1	$1,064.4	$958.0	$958.0	$943.0	$845.7	$624.4

Impacts to Policy Cost Amortization
Policy Cost Amortization as previously reported	$62.7	$51.8	$57.5	$38.7	$210.6	$298.2	$260.6	$406.0
Impact of adoption of ASU 2010-26 on policy cost amortization	(11.6)	(9.0)	(11.0)	(8.1)	(39.7)	(51.9)	(57.9)	(116.2)
Policy Cost Amortization as currently reported	$51.1	$42.8	$46.5	$30.6	$170.9	$246.3	$202.7	$289.8

Impacts to To Pre-Tax Operating Income
Pre-Tax Operating Income as previously reported	$10.4	$15.1	$20.0	$2.6	$48.1	$(14.2)	$(27.2)	$(159.6)
Impact of adoption of ASU 2010-26 on pre-tax operating income	11.5	9.0	11.0	8.0	39.5	51.0	43.6	50.7
Pre -Tax Operating Income as currently reported	$21.9	$24.1	$31.0	$10.6	$87.6	$36.8	$16.4	$(108.9)

Impacts to Net Income
Net Income as previously reported	$(6.1)	$4.4	$31.8	$(22.0)	$8.1	$(12.6)	$(319.0)	$(726.0)
Impact of adoption of ASU 2010-26 on net income	9.7	10.8	11.0	8.0	39.6	38.9	(80.4)	159.4
Net Income as currently reported	$3.6	$15.2	$42.8	$(14.0)	$47.7	$26.3	$(399.4)	$(566.6)